Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income
Net realized gains (losses) on redemptions and sales of gold and silver bullion	$ 10,784	$ 759
Change in unrealized gains (losses) on gold and silver bullion	(300,318)	1,026,156
	(289,534)	1,026,915
Expenses
Management fees (note 8)	16,695	14,766
Bullion storage fees	1,921	1,686
Sales tax	1,471	1,311
Legal fees	378	321
Unitholder reporting costs	194	162
Listing and regulatory filing fees	187	165
Administrative fees	174	262
Audit fees	127	176
Independent Review Committee fees	14	12
Custodial fees	2	5
Trustee fees	4	5
Net foreign exchange gains (losses)	(1)	1
	21,166	18,872
Net income (loss) and comprehensive income (loss)	$ (310,700)	$ 1,008,043
Weighted average number of Units	220,847,830	209,428,881
Increase (decrease) in total equity from operations per Unit	$ (1.41)	$ 4.81